SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                              September 8, 2000


                     KANSAS CITY SOUTHERN INDUSTRIES, INC.
            (Exact Name of Registrant as Specified in its Charter)


                                  DELAWARE
                          (State of Incorporation)


                                    1-4717
                          (Commission File Number)


                                 44-0663509
                              (I.R.S. Employer
                           Identification Number)


              114 WEST 11TH STREET, KANSAS CITY, MISSOURI 64105
                  (Address of Principal Executive Offices)


                               (816) 983-1303
            (Registrant's telephone number, including area code)


                               NOT APPLICABLE
        (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events

On September 8, 2000, KCSI announced the commencement of an offering of $200 million of eight year senior unsecured notes. KCSI's press release is attached as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits


(c)   Exhibits

      Exhibit No.           Document

      (99)                  Additional Exhibits

      99.1 Press release issued by Kansas City Southern Industries, Inc., dated September 8, 2000, is attached hereto as Exhibit 99.1

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange act of 1934, KCSI has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Kansas City Southern Industries, Inc.


Date: September 11, 2000        By:    /s/ Louis G. Van Horn
                                        Louis G. Van Horn
                                 Vice President & Comptroller
                                (Principal Accounting Officer)